UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 4, 2017

ZILLOW GROUP, INC.

(Exact name of registrant as specified in its charter)

Washington	001-36853	47-1645716
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 Second Avenue, Floor 31, Seattle, Washington	98101
(Address of principal executive offices)	(Zip Code)

(206) 470-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company            ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.               ☐

Item 2.02	Results of Operations and Financial Condition.

Zillow Group, Inc. (“Zillow Group”) today issued a press release announcing its financial results for the fiscal quarter ended March 31, 2017. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02 and Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01	Regulation FD Disclosure.

Pursuant to 17 CFR Part 243 (“Regulation FD”), Zillow Group is submitting the below information relating to its visits key metric.

The information in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing. This report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

On May 4, 2017, Zillow Group released historical visits data for the three months ended March 31, 2015 through the three months ended December 31, 2016 in the Interactive Analyst Center linked from the investor relations section of Zillow Group’s website at http://investors.zillowgroup.com.

Management has identified visits as relevant to investors and others’ assessment of our financial condition and results of operations. Measuring visits is important to us because our marketplace revenue depends in part on our ability to enable real estate, rental and mortgage professionals to connect with our users, and our display revenue depends in part on the number of impressions delivered to our users. Furthermore, our community of users improves the quality of our living database of homes with their contributions.

We define a visit as a group of interactions by users with Zillow’s and Trulia’s mobile applications and websites, and beginning in March 2017, with StreetEasy’s mobile application and website. A single visit can contain multiple page views and actions, and a single user can open multiple visits across domains, web browsers, desktop or mobile devices. Visits can occur on the same day, or over several days, weeks or months.

Zillow and StreetEasy measure visits with Google Analytics and Trulia measures visits with Adobe Analytics (formerly called Omniture analytical tools). Visits to Trulia end after thirty minutes of user inactivity. Visits to Zillow and StreetEasy end either: (i) after thirty minutes of user inactivity or at midnight; or (ii) through a campaign change. A visit ends through a campaign change if a visitor arrives via one campaign or source (for example, via a search engine or referring link on a third-party website), leaves the mobile application or website, and then returns via another campaign or source.

The following table summarizes Zillow Group’s visits for the periods presented:

Three Months Ended	Quarterly Visits (in millions)
December 31, 2016	1,189.7
September 30, 2016	1,403.8
June 30, 2016	1,431.4
March 31, 2016	1,298.3
December 31, 2015	959.3
September 30, 2015	1,119.9
June 30, 2015	1,082.7
March 31, 2015*	977.8

* Total visits for the three months ended March 31, 2015 include visits for Trulia from January 1, 2015 to March 31, 2015 to facilitate comparability to more recent periods. Effective February 17, 2015, Zillow Group acquired Trulia.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release dated May 4, 2017 entitled “Zillow Group Reports Record First Quarter 2017 Results” issued by Zillow Group, Inc. on May 4, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 4, 2017	ZILLOW GROUP, INC.

	By:	/s/ SPENCER M. RASCOFF
Name: Spencer M. Rascoff
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated May 4, 2017 entitled “Zillow Group Reports Record First Quarter 2017 Results” issued by Zillow Group, Inc. on May 4, 2017.